UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2009

WOODWARD GOVERNOR COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 E. Drake Road Fort Collins, Colorado	80525
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 482-5811

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment”) is being filed by Woodward Governor Company (the “Company”) solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on April 8, 2009 (the “Original Form 8-K”) in connection with the acquisition by the Company from Textron Inc. (the “U.S. Seller”) of all of the outstanding shares of stock of Woodward HRT, Inc. (formerly known as HR Textron Inc.) (“HRT”) and the acquisition by Woodward (U.K.) Limited, a wholly owned subsidiary of the Company (the “U.K. Purchaser” and, together with the Company, “Woodward”) from Textron Limited (the “U.K. Seller”) of substantially all of the assets and certain liabilities related to the U.K. Seller’s HRT business (together, “HR Textron”) pursuant to the terms of the definite purchase and sale agreement (the “Purchase Agreement”), dated February 27, 2009, by and among the Company, the U.K. Purchaser, the U.S. Seller and the U.K. Seller. The acquisition by Woodward of HR Textron closed on April 3, 2009. As indicated in the Original Form 8-K, this Amendment is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K, and is permitted to be filed by amendment no later than 71 calendar days after the date the Original Form 8-K was required to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements of HRT are being filed as exhibits to this amendment and are incorporated by reference herein:

Exhibit 99.1 – HRT’s audited combined financial statements, including the report of independent registered public accounting firm, as of and for the year ended December 31, 2008.

(b) Pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:

Exhibit 99.2 – Unaudited pro-forma condensed combined financial statements and explanatory notes for Woodward, after giving effect to the acquisition of HRT and adjustments described in such pro forma financial information.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated February 27, 2009, by and among Textron Inc., Textron Limited, Woodward Governor Company and Woodward (U.K.) Limited (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March 4, 2009).
23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.
99.1	HRT’s audited combined financial statements, including the report of independent registered public accounting firm, as of and for the year ended December 31, 2008.
99.2	Unaudited pro-forma condensed combined financial statements and explanatory notes for Woodward, after giving effect to the acquisition of HRT and adjustments described in such pro forma financial information.

Forward-Looking Statements

Information in this Current Report on Form 8-K/A, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties including, but not limited to, statements regarding the integration of HRT and Woodward; the integration of MPC Product Corporation (“MPC”) and Woodward; the expected benefits and costs of the HRT and MPC acquisitions; Woodward’s plans relating to the acquisitions; the future financial and accounting impact of the acquisitions; and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause results and the timing of certain events to differ materially from the forward-looking statements include, but are not limited to, the possibility that the expected costs and benefits of the acquisitions may not materialize as expected; the failure of Woodward to successfully integrate the HRT and MPC businesses or realize synergies; conditions in the capital and financial markets generally; general economic conditions and other risk factors and other risks that are described in Woodward’s Annual Report on Form 10-K for the year ended September 30, 2008 and Woodward’s quarterly report on Form 10-Q for the periods ended December 31, 2008 and March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Woodward Governor Company

Date: June 15, 2009

By: /s/ A. Christopher Fawzy
       Name: A. Christopher Fawzy
       Title: Vice President, General Counsel, and
                 Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated February 27, 2009, by and among Textron Inc., Textron Limited, Woodward Governor Company and Woodward (U.K.) Limited (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March 4, 2009).
23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.
99.1	HRT’s audited combined financial statements, including the report of independent registered public accounting firm, as of and for the year ended December 31, 2008.
99.2	Unaudited pro-forma condensed combined financial statements and explanatory notes for Woodward, after giving effect to the acquisition of HRT and adjustments described in such pro forma financial information.